SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


                       Date of Report: January 30, 1997


                                  MORSERV, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Delaware               33-76724                    13-3784934
     ---------------        ---------------            -------------------
     (State or other        (Commission                (IRS Employer
     jurisdiction of        File Number)               Identification No.)
     incorporation)


     343 Thornhall Street, Edison, New Jersey         08837
     ----------------------------------------        --------
     (Address of principal executives offices)        Zip Code


                                 (909) 205-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     On or about January 27, 1997, MorServ, Inc. (the "Company") made the distribution to holders of its Multi-Class Mortgage Pass-Through Certificates, Series 1996-1 and Series 1996-2 contemplated by the Pooling and Servicing Agreement dated as of June 1, 1996 among the Company, The Chase Manhattan Bank (formerly known as 'Chemical Bank'), as, and Norwest Bank Minnesota, N.A., as Trustee and the Pooling and Servicing Agreement dated as of August 1, 1996 (together, the "Pooling and Servicing Agreements") among the Company, Chase Manhattan Mortgage Corporation as Master Servicer and
Citibank, N.A. as Trustee.

     Copies of the Certificateholders Reports with respect to each distribution delivered pursuant to Section 6.02 of each of the Pooling and Servicing Agreements are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7 (c).     Exhibit              Description
                -------              -----------

                 20.1 Monthly Certificateholders Statement with respect to the January 27, 1997 distribution

                               INDEX TO EXHIBITS
                               -----------------



      Exhibit                  Description
      -------                  -----------

      20.1 Monthly Certificateholders Statement with respect to the January 27, 1997 distribution

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       MORSERV, INC.


                                       /s/ Robert J. Kent
                                      ----------------------------
                                      Name:  Robert J. Kent
                                      Title: Senior Vice President


Date:  January 30, 1997